                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 9, 2000 in the Registration Statement (Form S-1) and related Prospectus of Real Media, Inc. for the registration of shares of its common stock.


                                                           /s/ Ernst & Young LLP

New York, NY

February 28, 2000